UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2016

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55187	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On October 12, 2016, Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP (“Income NAV OP”), the operating partnership of Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”), entered into an accordion increase and lender joinder agreement (the “Accordion Increase”), by and among Income NAV OP, JPMorgan Chase Bank, N.A., as administrative agent for the lenders and as accordion lender and U.S. Bank National Association and Comerica Bank as accordion lenders. The Accordion Increase modifies the Company’s secured credit agreement (the “Amended Credit Agreement”).
Pursuant to the Accordion Increase, Income NAV OP exercised $75.0 million of the accordion feature in the Amended Credit Agreement. After giving effect to the Accordion Increase, the maximum amount available under the Amended Credit Agreement increased from $85.0 million to $136.0 million in revolving loans, swing line loans and letters of credit and from $40.0 million to $64.0 million in term loans.
The Accordion Increase contains customary representations, warranties and borrowing conditions. Income NAV OP paid certain fees under the Accordion Increase, including an up-front fee. Other than the modified terms described above, the material terms of the Amended Credit Agreement remain unchanged.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1
Accordion Increase and Lender Joinder Agreement by and among Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP and JPMorgan Chase Bank, N.A., as administrative agent for the lenders and accordion lender and U.S. Bank National Association and Comerica Bank as accordion lenders, dated as of October 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2016	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
Principal Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Accordion Increase and Lender Joinder Agreement by and among Cole Real Estate Income Strategy (Daily NAV) Operating Partnership, LP and JPMorgan Chase Bank, N.A., as administrative agent for the lenders and accordion lender and U.S. Bank National Association and Comerica Bank as accordion lenders, dated as of October 12, 2016.

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